PROSPECTUS SUPPLEMENT -- January 15, 2002*

AXP State Tax-Exempt Funds (AXP California Tax-Exempt Fund,
   AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund, and AXP Ohio Tax-Exempt Fund) (Aug. 29, 2001) S-6328-99 V (8/01)

AXP Insured Tax-Exempt Fund (Aug. 29, 2001) S-6327-99 W (8/01)


The "Management" section for the AXP State Tax-Exempt Funds is revised as follows:

Terry Fettig became portfolio manager of AXP California Tax-Exempt Fund and AXP Michigan Tax-Exempt Fund in January of 2002. He joined AEFC in 1986 and also serves as portfolio manager of AXP High Yield Tax-Exempt Fund.

Dave Kerwin became portfolio manager of AXP Minnesota Tax-Exempt Fund and AXP New York Tax-Exempt Fund in January of 2002. He joined AEFC in 1985 as a municipal bond trader. He also serves as portfolio manager of AXP Intermediate Tax-Exempt Fund and AXP Tax-Free Money Fund.

Terry Seierstad became portfolio manager of AXP Massachusetts Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund in January of 2002. He joined AEFC in 1982 and also serves as portfolio manager of AXP Insured Tax-Exempt Fund and AXP Tax-Exempt Bond Fund. He also manages the investments for IDS Property Casualty Company.

The "Management" section for the AXP Insured Tax-Exempt Fund is revised as follows:

Terry Seierstad became portfolio manager in January of 2002. He joined AEFC in 1982 and also serves as portfolio manager of AXP Massachusetts Tax-Exempt Fund, AXP Ohio Tax-Exempt Fund and AXP Tax-Exempt Bond Fund. He also manages the investments for IDS Property Casualty Company.

S-6328-11 A (1/02)

*Valid until next prospectus date.
Destroy August 31, 2002